SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                           FORM 8-K/A

                         CURRENT REPORT


                         Amendment No. 2

             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



                          March 5, 1998
-----------------------------------------------------------------
        Date of Report (Date of earliest event reported)


              AMERICAN RESOURCES OF DELAWARE, INC.
-----------------------------------------------------------------
     (Exact name of Registrant as specified in its charter)


                            Delaware
-----------------------------------------------------------------
         (State or other jurisdiction of incorporation)


        0-21472                            86-0713506
-----------------------------------------------------------------
(Commission File Number)        (IRS Employer Identification No.)

     160 Morgan Street
     P. O. Box 87
     Versailles, Kentucky                             40383
-----------------------------------------------------------------
(Address of principal executive offices)           (Zip Code)


                         (606) 873-5455
-----------------------------------------------------------------
      (Registrant's Telephone Number, including Area Code)


                         Not Applicable
-----------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.  Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          On March 16, 1998, the Registrant filed a Current Report on Form 8-K reporting the acquisition of certain properties from TECO Oil & Gas, Inc. ("TECO") pursuant to a Purchase and Sale Agreement filed as Exhibit 10.89 thereto (the "Original Purchase Agreement"). Concurrent with the closing of the Original Purchase Agreement, the parties entered into an Amended Purchase and Sale Agreement (the "Amended Purchase Agreement"), a copy of which is attached hereto as Exhibit 10.93 and incorporated herein by reference, which increased the aggregate purchase price from $57,500,000 to $57,680,000 and amended the manner of payment.

          The current report on Form 8-K filed on March 16, 1998 correctly stated the amended aggregate purchase price and the amended method of payment.

          In connection with the closing of the Amended Purchase Agreement, the Registrant, TECO and DNB Energy Assets, Inc. ("DNB," a successor to Den norske Bank ASA, the Registrant's primary lender) entered into an Intercreditor Agreement dated March 5, 1998. A copy of the Intercreditor Agreement is attached hereto as Exhibit 10.94 and incorporated herein by reference. The Intercreditor Agreement provides for certain limitations on TECO's ability to receive payment under the Registrant's note delivered in partial payment of the aggregate purchase price or to take action against the assets of the Registrant and its subsidiaries.

Item 3.   Bankruptcy Receivership.  Not Applicable.

Item 4.   Change in Registrant's Certified Accountant.  Not
Applicable.

Item 5.   Other Events.  Not Applicable.

Item 6.   Resignation of Registrant's Directors.  Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statement of Businesses Acquired.

               The audited Statements of Revenues and Direct
Operating Expenses of the TECO properties for each of the years in the three-year period ended December 31, 1997 are presented with accompanying notes.

          (b)  Pro Forma Financial Information.

               The Unaudited Pro Forma Condensed Consolidated Balance Sheet at December 31, 1997 is presented assuming that the purchase of certain oil and gas properties and equipment from TECO occurred on January 1, 1997. The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 and March 31, 1998 are presented assuming that the purchase of certain oil and gas properties and equipment from TECO occurred on January 1, 1997. The Unaudited Pro Forma Financial Statements have been prepared based on the historical financial statements as of and for the year ended December 31, 1997 and the unaudited financial statements for the three months ended March 31, 1998 as indicated and are not necessarily indicative of the results which would have been obtained had the acquisition taken place on such dates.

          (c)  Exhibits.

               Exhibit "10.93"--   Amended Purchase and Sale
                                   Agreement between American
                                   Resources of Delaware, Inc.,
                                   American Resources Offshore,
                                   Inc., TECO Oil & Gas, Inc.
                                   and TECO Energy, Inc.

               Exhibit "10.94"--   Intercreditor Agreement between
                                   American Resources of Delaware,
                                   Inc., American Resources
                                   Offshore, Inc., Southern Gas Co.
                                   of Delaware, Inc., TECO Oil &
                                   Gas, Inc. and DNB Energy Assets,
                                   Inc.

                            SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AMERICAN RESOURCES OF DELAWARE, INC.



                         By: /s/Ralph Currie
                            -------------------------------------

                         Its: Chief Financial Officer

Dated:    May 19, 1998
       ------------------

                  Independent Auditors' Report
                  ----------------------------



To the Board of Directors
American Resources of Delaware, Inc.:

We have audited the accompanying statements of revenues and direct operating expenses of the TECO Properties purchased by American Resources of Delaware, Inc. for each of the years in the three-year period ended December 31, 1997. These statements of revenues and direct operating expenses are the responsibility of the property owner's management. Our responsibility is to express an opinion on these statements of revenues and direct operating expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenues and direct operating expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of revenues and direct operating expenses. We believe that our audits of the statements of revenues and direct operating expenses provide a reasonable basis for our opinion.

The accompanying statements were prepared as described in note 1 for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission (SEC) for inclusion in certain SEC regulatory reports and filings and are not intended to be a complete financial presentation.

In our opinion, the accompanying statements of revenues and direct operating expenses present fairly, in all material respects, the revenues and direct operating expenses of the TECO Properties purchased by American Resources of Delaware, Inc. for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.

                              KPMG Peat Marwick LLP

Houston, Texas
May 13, 1998

                THE TECO PROPERTIES PURCHASED BY
               AMERICAN RESOURCES OF DELAWARE, INC.

                   STATEMENTS OF REVENUES AND
                    DIRECT OPERATING EXPENSES

          Years ended December 31, 1997, 1996 and 1995
                               and
            Period ended January 31, 1998 (Unaudited)


                    January 31,   December 31,   December 31,  December 31,
                       1998           1997           1996          1995
                    -----------   ------------   ------------  ------------

Revenues             $768,629      $6,637,030     $4,742,994    $        -

Direct operating
  expenses           (163,124)      2,491,825      1,522,129       663,690
                     --------      ----------     ----------     ---------

Revenues, net of
 direct operating
  expenses           $605,505      $4,145,205     $3,220,865     ($663,690)
                     ========      ==========     ==========    ==========

See accompanying notes to the Statements of Revenues and Direct
Operating Expenses

                THE TECO PROPERTIES PURCHASED BY
              AMERICAN RESOURCES OF DELAWARE, INC.

  NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING Policies

     BASIS OF PRESENTATION

     The accompanying statements present the revenues and direct operating expenses of the working interests in certain oil and gas properties purchased by American Resources of Delaware, Inc. (ARI) from TECO Oil & Gas, Inc. (TECO) in February 1998 for approximately $57.7 million in cash and notes payable. The TECO Properties are located in 41 offshore blocks in the Gulf of Mexico and include producing properties and certain unproved properties.

     In the opinion of management, the accompanying unaudited statements shown contain all adjustments, consisting only of those of a normal recurring nature, necessary to present fairly the Company's revenues and direct operating expenses for the years ended December 31, 1997, 1996 and 1995. These results are not indicative of the results to be expected for the full fiscal years.

     The accompanying statements of revenues and direct operating expenses were derived from the historical accounting records of TECO. The statements include only the oil and gas revenues and direct lease operating expenses attributable to the TECO Properties and are not intended to be a complete set of financial statements. Oil and gas revenues and direct lease operating expenses included herein are not necessarily representative of future operations. Additionally, the statements do not include depreciation, depletion and amortization, general and administrative expenses, interest income or expense, or federal and state income taxes since historical expenses of this nature incurred by TECO are not necessarily indicative of the costs to be incurred by ARI. Presentation of full historical financial statements is not practicable as these properties were never separately audited and such financial statements are not reasonably available.

     Historical financial information reflecting financial position, results of operations and cash flows are not presented because the purchase price was assigned to the oil and gas property interests acquired. Accordingly, the historical statements of revenues and direct operating expenses are presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission Regulation S-X.

     REVENUE RECOGNITION

     The sales method is used for accounting for gas revenues.

(2)  CAPITAL EXPENDITURES (UNAUDITED)

     Direct operating expenses do not include exploration and development expenditures related to the properties which totaled approximately $6,533,456, $4,639,855 and $0 for the years ended December 31, 1997, 1996 and 1995, respectively.

(3)  COMMITMENTS AND CONTINGENCIES

     Management is unaware of any legal, environmental or other commitments or contingencies that would be materially important in relation to these statements of revenues and direct operating expenses.

(4)  SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION (UNAUDITED)

     Total proved and proved developed oil and gas reserves of the TECO Properties for the periods presented have been estimated based on reserve estimates prepared by Ryder Scott Company as of July, 1, 1997 and December 31, 1997. The future net cash flows from production of these proved reserve quantities were computed by applying current prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) as of the report date to estimated future production of proved oil and gas reserves less the estimated future expenditures (based on current costs) as of the report date to be incurred in developing and producing the proved reserves. Changes in reserve estimates were derived by adjusting such quantities and values for actual production using current prices and costs.

                THE TECO PROPERTIES PURCHASED BY
              AMERICAN RESOURCES OF DELAWARE, INC.


  NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES


Estimated Quantities of Oil and Gas Reserves:

                                      Year ended December 31,
                                   -----------------------------
                                   1997        1996       1995
                                   ----        ----       ----
                                  (Mcfe)      (Mcfe)     (Mcfe)
Proved reserves:
     Beginning of year           6,509,059           -     N/A
     Revision of prior year
      estimate                    (964,545)          -
     New discoveries and
      extensions                23,980,844   8,457,927
     Production                 (2,719,308) (1,948,868)
                                ----------  ----------     ---

     End of year                26,806,050   6,509,059     N/A
                                ==========  ==========     ===

Proved developed reserves:
     Beginning of Year           6,509,059       N/A       N/A
                                ==========       ===       ===
     End of Year                16,022,178   6,509,059     N/A
                                ==========  ==========     ===


Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves (in 000s):

                                      Year ended December 31,
                                   -----------------------------
                                   1997        1996       1995
                                   ----        ----       ----
Future cash flows                $63,383      15,036       N/A
Future development costs         (10,836)          -
Future production costs           (6,902)       (328)
                                 -------     -------
                                  45,644      14,708

Future taxes                     (15,975)     (5,148)
                                 -------     -------
                                  29,669       9,560

Future net cash flows,
  10% annual discount
  for estimated timing
  of cash flows                   (7,115)     (2,292)
                                 -------     -------       ---

Standardized measure of
  discounted future
  net cash inflows               $22,554       7,268       N/A
                                 =======     =======       ===

                                                      (Continued)

                THE TECO PROPERTIES PURCHASED BY
              AMERICAN RESOURCES OF DELAWARE, INC.


  NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES


Changes in Standardized Measure of Discounted Future Net Cash
Flows Relating to Proved Oil and Gas Reserves (in 000s):

                                  Year ended December 31,
                                 ------------------------
                                 1997      1996      1995
                                 ----      ----      ----
     Standardized measure,
       beginning of year         7,268         -
     Purchases of reserves
       in-place (net of future
       development costs;
       discounted @ 10%)        27,895    14,603
     Sales, net of production
       costs                    (4,145)   (3,221)
     Net change in income taxes (8,321)   (3,913)
     Change in production
       rates, and other         (1,261)     (201)
     Accretion of discount       1,118         -
                                ------    ------    ------

     Standardized measure,
       end of year              22,554     7,268       N/A
                                ======    ======       ===


UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     The Unaudited Pro Forma Condensed Consolidated Balance Sheet at December 31, 1997 is presented assuming that the purchase of certain oil and gas properties and equipment from TECO Oil & Gas, Inc. occurred in January 1997. The Unaudited
     Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997 and March 31, 1998 are presented assuming that the purchase of certain oil and gas properties and equipment from TECO Oil & Gas, Inc. occurred on January 1, 1997. The Unaudited Pro Forma Financial Statements have been prepared based on the historical financial statements as of and for the year ended December 31, 1997 and the unaudited financial statements for the three months ended March 31, 1998 as indicated and are not necessarily indicative of the results which would have been obtained had the acquisitions taken place on such dates.

               AMERICAN RESOURCES OF DELAWARE, INC.
                         AND SUBSIDIARIES

     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                         December 31, 1997


                                   American                  Adjustments
                                 Resources of           ---------------------            Unaudited
                                Delaware, Inc.          Debit          Credit            Pro Forma
                                --------------          -----          ------            ---------

Current assets:
  Cash                           $ 1,180,638                        1,300,000(1)          (119,362)
  Accounts and notes
    receivable                     4,964,253                                             4,964,253
  Deferred income taxes,
    prepaid and other                424,483                                               424,483
                                  ----------                                           -----------
     Total current assets          6,569,374                                             5,269,374

Net property and equipment        51,249,493        57,680,000(1)                      108,929,493

Other assets                       3,747,067                                             3,747,067
                                  ----------                                           -----------

     Total assets                $61,565,934                                           117,945,934
                                  ==========                                           ===========

Current liabilities:
  Current installments of
   long-term debt                  4,682,006                       16,500,000(1)        39,682,006
                                                                   18,500,000(1)
  Unearned revenue                   820,051                                               820,051
  Accounts payable                   963,169                                               963,169
  Other current liabilities          924,763                                               924,763
                                  ----------                                           -----------
     Total current liabilities     7,389,989                                            42,389,989

Long-term debt, excluding
  current maturities              25,392,892                       21,380,000(1)        46,772,892

Deferred income taxes
  and other                        2,165,882                                             2,165,882

Unearned revenue                   2,095,643                                             2,095,643

Stockholder's equity              24,521,528                                            24,521,528
                                  ----------                                           -----------

    Total liabilities and
     stockholders' equity        $61,565,934                                           117,945,934
                                  ==========                                           ===========

(1) To record the acquisition of the TECO properties. As consideration for the properties, ARI paid $57,680,000 of which $1,300,000 was paid in cash upon execution of the Purchase and Sale Agreement, $37,880,000 was paid from funds borrowed under ARI's existing credit facility and a new facility with DNB Energy Assets, Inc., and the balance of $18,500,000 was in the form of a promissory note in favor of TECO.

               AMERICAN RESOURCES OF DELAWARE, INC.
                         AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

               For the year ended December 31, 1997


                              American                               Adjustments
                            Resources of         Teco           ---------------------     Unaudited
                           Delaware, Inc.     Properties        Debit          Credit     Pro Forma
                           --------------     ----------        -----          ------     ---------

Revenues                    $38,032,146        6,637,030                                 44,669,176

Expenses                     35,030,980        2,491,825      2,433,352(1)               39,956,157

Administrative expenses       3,322,887                -              -(2)                3,322,887
                             ----------       ----------                                 ----------

  Operating income (loss)      (321,721)       4,145,205                                  1,390,132

Other income (expense), net  (2,717,344)               -      5,069,800(3)               (7,787,144)
                             ----------       ----------                                 ----------

  Income before income
    tax expense              (3,039,065)       4,145,205                                 (6,397,012)

Income tax expense            1,192,474                -                   1,343,179(4)   2,535,653
                             ----------       ----------                                 ----------

  Net income (loss)         $(1,846,591)       4,145,205                                 (3,861,359)
                             ==========       ==========                                 ==========

Per common share:
  Basic                           ($.21)                                                      ($.43)
                                   ====                                                        ====

Weighted average number
  of common shares
  outstanding                 9,021,810                                                   9,021,810
                             ==========                                                  ==========

(1) To record pro forma depletion and depreciation expense on the TECO properties acquired.

(2) The Company does not anticipate incurring additional administrative expenses in the management of these properties.

(3) To record pro forma interest expense on additional borrowings which would have been required to finance the cash portion of the purchase of the properties. This assumes no issuance of stock to TECO.

(4)  To adjust pro forma income tax expense.

               AMERICAN RESOURCES OF DELAWARE, INC.
                         AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

               For the year ended March 31, 1998


                              American                               Adjustments
                            Resources of         Teco           ---------------------     Unaudited
                           Delaware, Inc.     Properties        Debit          Credit     Pro Forma
                           --------------     ----------        -----          ------     ---------

Revenues                     $8,702,552          768,629                                  9,471,181

Expenses                      6,509,005          163,124        482,315(1)                7,154,444

Administrative expenses         768,211                -              -(2)                  768,211
                             ----------       ----------                                 ----------

  Operating income (loss)     1,425,337          605,505                                  1,548,526

Other income (expense), net    (920,935)               -        875,061(3)               (1,823,904)
                             ----------       ----------                                 ----------

  Income before income
    tax expense                 504,402          605,505                                   (247,470)

Income tax expense             (201,761)               -                     300,749(4)      98,988
                             ----------       ----------                                 ----------

  Net income (loss)         $   302,641          605,505                                   (148,483)
                             ==========       ==========                                 ==========

Per common share:
  Basic                           $0.03                                                      ($0.02)
                                  =====                                                       =====

Weighted average number
  of common shares
  outstanding                 9,998,564                                                   9,998,564
                             ==========                                                  ==========

  Fully diluted                   $0.03
                                   ====

Weighted average number of
  common shares and common
  share equivalents
  outstanding                10,265,748
                             ==========

(1) To record pro forma depletion and depreciation expense on the TECO properties acquired.

(2) The Company does not anticipate incurring additional administrative expenses in the management of these properties.

(3) To record pro forma interest expense on additional borrowings which would have been required to finance the cash portion of the purchase of the properties. This assumes no issuance of stock to TECO.

(4)  To adjust pro forma income tax expense.

                          EXHIBIT 10.93


       FIRST AMENDMENT TO THE PURCHASE AND SALE AGREEMENT


     This Amendment to the Purchase and Sale Agreement dated February 17, 1998 (the "Amended Agreement") entered into this 5th day of March, 1998 by and between TECO OIL & GAS, INC., a Florida corporation formerly known as "TECO Gas & Oil, Inc." ("SELLER"), and AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation ("PURCHASER") (collectively, the "PARTIES").


                            RECITALS:


     WHEREAS, the parties entered into a Purchase and Sale
Agreement (the "Agreement") dated February 17, 1998; and

     WHEREAS, the parties wish to amend the Agreement to provide for an increase in the purchase price.


                           WITNESSETH:


     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties in the Agreement and as set forth in this Amended Agreement, the parties agree as follows:

     1. AMENDMENT OF SECTION 3.1. Section 3.1(a) is amended to read in part as follows:

          "3.1 Purchase Price; Method of Payment; Deposit.  (a)
          The purchase price for the Assets shall be $57,680,000,
          which amount shall be ...."

     2. AMENDMENT OF SECTION 3.2(A). Section 3.2(a) is amended to read as follows:

          "3.2 (a) Purchaser shall pay to Seller cash in the amount of $37,880,000 (representing $39,180,000 less the amount of the Deposit); and

     3. RATIFICATION. Each of the parties hereto does hereby adopt, ratify and confirm the Agreement and all things in accordance with the terms and provisions thereof, as amended by this Amended Agreement.

     IN WITNESS THEREOF, this First Amendment to the Purchase and
Sale Agreement is executed effective the date first hereinabove written.

                    SELLER

                         TECO OIL & GAS, INC.



                         By:  /s/ Joseph L. Pritchett, III
                            -------------------------------------
                              Joseph L. Pritchett, III
                              Vice President


                    PURCHASER

                         AMERICAN RESOURCES OFFSHORE, INC.


                         By:  /s/ David J. Stetson
                            -------------------------------------
                              David J. Stetson
                              Secretary/General Counsel

                          EXHIBIT 10.94


                     INTERCREDITOR AGREEMENT

     This Intercreditor Agreement is entered into as of March 5, 1998, by and among TECO OIL & GAS, INC., a Florida corporation (hereinafter, together with each other holder, if any, and its successors and assigns, of Junior Claims (as hereinafter defined), collectively referred to as the "Junior Creditor"), DNB ENERGY ASSETS, INC., a Delaware corporation and successor to Den Norske Bank AS, a Norwegian bank ("DNB" and, together with each other holder, if any, and its successors and assigns, of Senior Claims (as hereinafter defined), collectively referred to as the "Senior Creditor"), and AMERICAN RESOURCES OF DELAWARE, INC., ("ARI"), SOUTHERN GAS CO. OF DELAWARE, INC. ("Southern") and AMERICAN RESOURCES OFFSHORE, INC. ("Offshore"), each a Delaware corporation (references herein to the "Borrower" being references to ARI, Southern and Offshore, together, or any of them individually). Capitalized terms used but not defined herein have the meanings assigned to them in the Senior Credit Agreement (as hereinafter defined).

     In order to induce the Senior Creditor to continue to extend credit and other financial accommodations to the Borrower pursuant to the Senior Credit Agreement and understanding that the Senior Creditor is relying hereon in extending such credit and financial accommodations to the Borrower, the Junior Creditor has agreed to (i) subordinate its security interests in the property and assets of the Borrower and (ii) limit its rights to receive payments from Borrower and to enforce such security interests, all on the terms and conditions hereinafter set forth, and, therefore, the parties hereto agree as follows, intending to be bound legally, to-wit:

     1.   Certain Definitions.  As used in this Agreement, the
          -------------------
following terms shall have the following meanings:

     "Collateral" means all Property and assets of the Borrower,
      ----------
real and personal, tangible and intangible, now existing and owned or hereafter acquired or arising, including without limitation all of the Borrowers' present and future fee, leasehold, or other interests in or under mineral estates or oil, gas, and other liquid or gaseous hydrocarbon leases with respect to Properties situated in the United States or offshore from any State of the United States, including, without limitation, overriding royalty and royalty interests, leasehold estate interests, net profits interests, production payment interests, and mineral fee interests, together with contracts executed in connection therewith and all tenements, hereditaments, appurtenances and Properties appertaining, belonging, affixed, or incidental thereto.

     "Junior Claims" means all principal of and interest
      -------------
(including interest accrued subsequent to the filing of any petition under any bankruptcy, insolvency or similar law) on all present and future indebtedness of the Borrower to the Junior Creditor for borrowed money and all other indebtedness, obligations and liabilities of the Borrower to the Junior Creditor secured by any of the Collateral, including, without limitation, all future and present indebtedness pursuant to the Junior Note.

     "Junior Note" means that certain promissory note, dated
      -----------
March 5, 1998, executed by Offshore and payable to the order of the Junior Creditor, in the original principal amount of $18,500,000, and the guaranties thereof by ARI and Southern, together with any and all amendments, modifications, supplements, renewals, extensions, increases and rearrangements thereof.

     "Permitted Junior Securities" means debt or equity interests
      ---------------------------
subordinated to the same extent as, or a greater extent than, the Junior Note.

     "Proceeding" means any (a) insolvency, bankruptcy,
      ----------
receivership, custodianship, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Borrower or its property, whether under any bankruptcy, reorganization or insolvency law or laws, federal or state, or any law, federal or state, relating to relief of debtors, readjustment of indebtedness, reorganization, composition or extension, (b) proceeding for any liquidation, liquidating distribution, dissolution or other winding up of the Borrower, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (c) assignment for the benefit of creditors of the Borrower or (d) other marshalling of the assets of the Borrower.

     "Senior Claims" means all present and future indebtedness,
      -------------
obligations, and liabilities of every kind and character of the Borrower which may be from time to time directly or indirectly incurred by the Borrower to the Senior Creditor, whether due and owing or to become due and owing, howsoever created or arising or evidenced, whether joint or several, or joint and several, whether absolute or contingent, and all renewals, extensions, increases, and rearrangements of such indebtedness, obligations or liabilities, including any and all amounts of principal, interest (including, without limitation, interest accrued subsequent to the filing of any petition under any bankruptcy, insolvency or similar law and interest that would have accrued and been payable but for the commencement of a Proceeding), attorneys' fees, costs of collection and other amounts payable in respect thereof, including without limitation all present and future indebtedness pursuant to the Senior Credit Agreement or any of the documents or instruments executed pursuant thereto or in connection therewith, and all amendments, modifications, supplements, renewals, refinancings, extensions, increases, and rearrangements thereof; provided, however, that the aggregate principal amount of loans and other extensions of credit at any time outstanding included in the definition of "Senior Claims" for purposes hereof shall not exceed an amount equal to $91,500,000 minus the amount of principal theretofore repaid on the Term Loan.

     "Senior Credit Agreement" means that certain First Amended
      -----------------------
and Restated Credit Agreement, dated November 1, 1997, by and among the Senior Creditor and the Borrower, as amended by that certain First Amendment to First Amended and Restated Credit Agreement, effective as of March 5, 1998, by and among the Senior Creditor and Borrower and as the same may be further amended, modified, supplemented, renewed, extended, rearranged, or restated from time to time.

     "Senior Event of Default" means any Default or Event of
      -----------------------
Default in respect of any of the Senior Claims.

     "Senior Liens" has the meaning set forth in Section 12
      ------------
hereof.

     "Term Loan" means those certain loans by DNB to Borrower in
      ---------
the original aggregate principal sum of $16,500,000 pursuant to
Section 2.25 of the Senior Credit Agreement, and all interest and other amounts now or hereafter payable in respect thereof, as the obligations of the Borrower in respect thereof may be amended, modified, supplement, renewed, extended or rearranged from time to time.

     2.   Subordination Prior to Proceeding or Senior Event of
          ----------------------------------------------------
Default.  Unless and until the Senior Claims shall have been
-------
fully paid in cash and any and all obligations of the Senior Creditor to extend credit or other financing arrangements to the Borrower shall have been terminated, the Borrower will not, without the express prior written consent of the Senior Creditor, make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, nor will the Junior Creditor be entitled to receive, directly or indirectly, any payment for the whole or any part of the Junior Claims, and, without the express prior written consent of the Senior Creditor, the Junior Creditor will not accelerate the scheduled maturity, or otherwise amend the terms of payment, of the Junior Claims; provided, however, that, so long as none of the events described in Section 4 below shall have occurred, ARI may pay all Junior Claims and/or redeem the Junior Note with proceeds of a future sale of equity securities or a future sale of debt securities subordinated to the Senior Claims, subject, however, to the prior payment of an amount equal to $15,000,000 of the principal amount of the Term Loan in full in cash from the proceeds of such sale of equity or debt securities (excluding from the calculation of said $15,000,000 the proceeds of a sale of equity or debt securities to officers and/or members of the Boards of Directors of Borrower or any other person designated by Rick G. Avare, Chief Executive Officer, to fund the Borrower's obligations in respect of the remaining $1,500,000 principal amount of the Term
Loan).

     3.   Lien Subordination.  In addition to the foregoing, the
          ------------------
Junior Creditor hereby agrees that any and all rights, titles, interests, security interests, liens and/or claims it now has or hereafter may have, if any, in, to or on the Collateral or any portion thereof are and shall be subordinate and inferior to any present or future rights, titles, interests, security interests, liens and/or claims which the Senior Creditor now has or hereafter may have in, to or on the Collateral or any portion thereof. As between the Junior Creditor and the Senior Creditor, the priority, operation and effect of all security interests, liens and other rights which the Junior Creditor has or may acquire hereafter in the Collateral, if any, shall be junior and inferior to the present and future security interests, liens and rights therein of the Senior Creditor, whether or not such security interests, liens and rights are perfected and with the same force and effect as though the security interests, liens and rights of the Senior Creditor had attached and were perfected prior to the time the security interests, liens and rights of the Junior Creditor attached thereto and were perfected.

     4.   Subordination in the Event of a Senior Event of
          -----------------------------------------------
Default.  Upon the occurrence of any Senior Event of Default
-------
(which has not been waived in writing), all Senior Claims shall first be paid in full in cash and any and all obligations of the Senior Creditor to extend credit or other financing arrangements to the Borrower shall first be terminated before any payment or distribution, principal, interest, or otherwise, whether in cash, securities or other property (other than Permitted Junior Securities), shall be made to the Junior Creditor on account of any Junior Claim.

     5.   Turnover of Improper Payments.  If any payment or
          -----------------------------
distribution of any character, whether in cash, property or securities (other than Permitted Junior Securities), shall be received by any holder of any Junior Claim in contravention of any of the terms of this Agreement and before all the Senior Claims shall have been paid in full in cash and any and all obligations of the Senior Creditor to extend credit or other financing arrangements to the Borrower shall have been terminated, such payment or distribution or security shall be received in trust for the benefit of, and shall be promptly paid over or delivered and transferred to, the Senior Creditor for application to the payment of all Senior Claims at the time outstanding in accordance with the priorities then existing among the holders of the Senior Claims, to the extent necessary to pay all such Senior Claims in full.

     6.   Borrower's Obligations Absolute.  Nothing contained
          -------------------------------
herein shall impair, as between the Borrower and the Junior Creditor, the obligations of the Borrower, which are absolute and unconditional, to pay to the holder thereof all amounts payable in respect of such Junior Claims as and when the same shall become due and payable in accordance with the terms thereof, or is intended to or shall affect the relative rights of the Junior Creditor and creditors of the Borrower other than the Senior Creditor.

     7.   Subrogation.  The Junior Creditor shall be subrogated,
          -----------
to the extent of any amounts required to be paid over to the Senior Creditor pursuant hereto, to all rights of the Senior Creditor to receive any payments or distributions applicable to the Senior Claims; provided, however, that the Junior Creditor shall not be entitled to enforce such rights until such time as all Senior Claims have been paid in full in cash and any and all obligations of the Senior Creditor to extend credit or other financing arrangements to the Borrower have been terminated. For the purposes of the foregoing subrogation, no payment or distribution received by the Senior Creditor of cash, property or securities to which the Junior Creditor would have been entitled except for these subordination provisions shall, as between the Borrower and its creditors other than the Senior Creditor, on the one hand, and the Junior Creditor, on the other hand, be deemed to be a payment or distribution by the Borrower to or on account of the Senior Claims, it being understood that the provisions of this Agreement are solely for the purpose of defining the relative rights of the Senior Creditor, on the one hand, and the Junior Creditor, on the other hand.

     8.   Other Documents.  All Junior Claims shall be evidenced
          ---------------
by a promissory note or other instrument in form satisfactory to the Senior Creditor. The face of the instruments evidencing the Junior Claims shall be permanently marked with a legend indicating that the instrument is subject to this Agreement. The Junior Creditor further agrees to execute such financing statements or financing statement amendments and other documents and instruments as the Senior Creditor may request to further evidence the subordination of liens pursuant to this Agreement.

     9.   Representations, Warranties and Covenants of the
          ------------------------------------------------
Borrower and the Junior Creditor.  Each of the Borrower and the
--------------------------------
Junior Creditor hereby warrants and represents to the holders of the Senior Claims that (i) except for the obligations under the Junior Note, the Borrower currently has no other indebtedness to, or commitments for loans from, the Junior Creditor, and none are currently in negotiation, (ii) except as disclosed to the Senior Creditor, the Junior Creditor has not received or requested any collateral or security for any portion of the Junior Claims, and
(iii) no Person other than the Borrower guarantees or has been requested to guarantee, directly or indirectly, any portion of the Junior Claims. Each of the Borrower and the Junior Creditor hereby covenants to the Senior Creditor that no guarantee of any Person will be taken or requested by the Junior Creditor and no assets or properties of the Borrower or any other Person will be encumbered or requested to be encumbered by the Junior Creditor, as security or surety for any portion of the Junior Claims, without such Person joining in this Agreement to acknowledge the rights of the Senior Creditor as to the Junior Claims herein set forth, all upon terms and provisions satisfactory to the Senior Creditor in its sole and absolute discretion.

     10.  Release of Liens; Power of Attorney.  Each of the
          -----------------------------------
Borrower and the Junior Creditor agrees (i) that in the event that the Senior Creditor desires to sell or to permit the sale of all or any portion of the Collateral in one or more consensual sales, any security interests in and liens on the Collateral in favor of the Junior Creditor, if any, shall be automatically released and terminated without the need for any affirmative action on the part of the Junior Creditor, and (ii) to execute any release, termination, pledge or other document promptly upon the request of the Senior Creditor in order to permit one or more consensual sales of all or any portion of the Collateral in lieu of foreclosure.

     11.  Senior Liens.  Notwithstanding any defect, deficiency,
          ------------
error or omission contained in any Security Instrument, now, heretofore or hereafter executed, creating any lien or security interest securing payment of all or any portion of the Senior Claims ("Senior Liens") and notwithstanding any defect, deficiency, error or omission in the execution, acknowledgment or filing or recording of same, the Junior Creditor hereby waives and relinquishes all rights to contest, question or raise any such defect, deficiency, error or omission. Without the prior written consent of the Senior Creditor, the Borrower agrees not to grant, and agrees to cause each subsidiary of the Borrower not to grant, and the Junior Creditor agrees not to accept, any security interest or lien covering any property of the Borrower and/or any subsidiary of the Borrower. The Senior Creditor shall have no obligation, implicit or otherwise, to consent to any such liens.

     12.  No Prejudice or Impairment.  The Junior Creditor agrees
          --------------------------
that the Senior Creditor shall have uncontrolled power and discretion, without notice to the Junior Creditor, to deal in any manner with the Senior Claims owing to the Senior Creditor, including interest, costs and expenses payable by the Borrower to the Senior Creditor, and any security and guarantees therefor, including, but not by way of limitation, release, surrender, extension, renewal, acceleration, increase, compromise or substitution. The Senior Creditor may at any time and from time to time and in its sole and absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew, increase, amend, modify, supplement, or alter, any Senior Claim or security therefor, or release, sell or exchange such security, or amend or supplement any instrument pursuant to which any Senior Claim is issued or secured, or exercise or refrain from exercising any of its rights in respect of the Senior Claims including, without limitation, the waiver of default thereunder, all without notice to or assent from the Junior Creditor, and all without impairing, abridging, releasing or affecting the subordination provisions hereof. The Junior Creditor hereby waives and agrees not to assert against the Senior Creditor any rights which a guarantor or surety could exercise, but nothing in this Agreement shall constitute the Junior Creditor a guarantor or surety. The Junior Creditor hereby waives the right, if any, to require that the Senior Creditor marshal or otherwise require the Senior Creditor to proceed to dispose of or foreclose upon Collateral in any manner or order. The Junior Creditor hereby expressly waives notice of acceptance by the Senior Creditor of the subordination and other provisions of this Agreement and all other notices whatsoever, including, without limitation, notice of the creation of any indebtedness or liability of the Borrower to the Senior Creditor, notice of the giving or extension of credit by the Senior Creditor to the Borrower, notice of protest and default, and all other notices to which the Junior Creditor might otherwise be entitled. The Junior Creditor expressly waives reliance upon the Senior Creditor upon the agreements contained herein and waives presentment, demand and protest. The Junior Creditor agrees that the Senior Creditor has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Senior Credit Agreement or any other document or instrument evidencing or relating to the Senior Claims, or the collectability of the Senior Claims, and that the Senior Creditor shall have no liability to the Junior Creditor for, and waives any claim which the Junior Creditor may now or hereafter have against the Senior Creditor arising out of,
(a) any and all actions which the Senior Creditor takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in Collateral, actions with respect to the occurrence of a Senior Event of Default, actions with respect to the foreclosure upon, sale, release of, depreciation of or failure to realize upon any of the Collateral, and actions with respect to the collection of any claim for all or any part of the Senior Claims from any account debtor, guarantor or any other party) with respect to the Senior Credit Agreement or any other agreement related thereto or to the Senior Claims or the valuation, use, protection or release of Collateral, (b) the Senior Creditor's election in any Proceeding, and/or (c) any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code; provided, however, that the principal amount of loans and other extensions of credit by the Senior Creditor to the Borrower outstanding shall not exceed the maximum amount permitted hereunder and that the Junior Creditor waives no claims arising from Senior Creditor's breach of this Agreement. The Junior Creditor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower, any and all endorsers and any and all guarantors of the Senior Claims and of all other circumstances bearing upon the risk of nonpayment of the Junior Claims, and the Junior Creditor hereby agrees that the Senior Creditor shall have no duty to advise the Junior Creditor of information known to the Senior Creditor regarding such condition or any such circumstances.

     13.  Enforcement of Junior Claims.  Until such time as all
          ----------------------------
of the Senior Claims have been paid in full in cash and any and all obligations of the Senior Creditor to extend credit and other financing arrangements to the Borrower have been terminated, the Junior Creditor will not, without the prior written consent of the Senior Creditor, take any of the following actions, except to the extent necessary to prevent discharge thereunder and as permitted under Section 2 hereof: transfer, assign, accelerate the maturity of, demand, collect, enforce, or release all or any part of the Junior Claims or take any action to dispose of, foreclose, realize upon or release any collateral securing said Junior Claims or enforce any liens, security interests, deeds of trust, mortgages, lien instruments or other encumbrances securing the Junior Claims, or any other rights and remedies or file or join in any bankruptcy petition unless the Senior Creditor is a party to such petition.

     14.  Continuing Agreement.  This Agreement shall continue in
          --------------------
full force and effect after the filing of any Proceeding and all converted or succeeding cases in respect thereof. All references herein to the Borrower shall be deemed to apply to any successor or assign of the Borrower, to the Borrower as debtor-in-possession and to a receiver or trustee for the Borrower. This Agreement is a continuing agreement and shall not be terminated unless and until the earlier of (i) all of the Senior Claims shall have been fully and finally paid in cash and discharged and any commitment to advance any Senior Claims shall have been terminated or (ii) payment in full of the Junior Claims and release of any and all security interests and/or liens in favor of the Junior Creditor covering any of the Collateral. If at any time payment of any of the Senior Claims is rescinded or must otherwise be returned by the Senior Creditor upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the provisions of this Agreement shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

     15.  Further Assurances.  The Junior Creditor, at any time
          ------------------
and from time to time, will execute and deliver such endorsements, assignments and other instruments and take such further action as may reasonably be requested by the Senior Creditor in order to cure any defects in the execution and delivery of, or to comply with or accomplish the covenants and agreements contained in, this Agreement and to enforce any and all claims and to collect any and all payments or disbursements which may be made at any time on account of the Junior Claims.

     16.  Authority.  Each of the parties hereto represents and
          ---------
warrants that its undersigned representative has full and complete authority to execute this Agreement on behalf of said party, and that, after such execution, this Agreement will be binding and enforceable against said party in accordance with its terms.

     17.  No Continuing Obligation.  Nothing contained in this
          ------------------------
Agreement in any way shall obligate the Senior Creditor to make any loan or extend any credit to the Borrower.

     18.  Notices.  All notices, requests and demands shall be
          -------
given to or made upon the respective parties hereto at the addresses set forth on the signature pages hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given to any party upon receipt (or when delivery is refused) when received by telecopy or by hand, or within three
(3) days of being deposited in the U. S. mail (registered or certified mail), in each case addressed to such party as provided herein or in accordance with the latest unrevoked direction from such party.

     19.  Binding Effect.  This Agreement shall be binding upon
          --------------
the heirs, administrators, personal representatives, successors and assigns of the parties hereto, and shall inure to the benefit of said heirs, administrators, personal representatives, successors and assigns.

     20.  Counterparts.  This Agreement may be executed in any
          ------------
number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     21.  Severability.  In case any one or more of the
          ------------
provisions contained in this Agreement or any other documents executed in connection herewith should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not be affected in any way thereby.

     22.  Amendment.  This Agreement may not be amended except in
          ---------
writing signed by the parties hereto.

     23.  Descriptive Headings.  Descriptive headings of the
          --------------------
several sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     24.  Governing Law.  This Agreement and all rights and
          -------------
liabilities of the parties shall be governed by and construed and interpreted in accordance with the laws of the State of Texas, except to the extent that the federal laws of the United States of America may apply.

     25.  SUBMISSION TO JURISDICTION.  WITH RESPECT TO ANY
          --------------------------
AND ALL DISPUTES ARISING HEREUNDER OR UNDER ANY OF THE OTHER
INSTRUMENTS AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH, EACH
PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY:

     (A)  SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL
  ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY
  NOTE AND ANY DOCUMENT TO WHICH IT IS A PARTY, OR FOR
  RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT
  OF ANY THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION
  OF THE COURTS OF THE STATE OF TEXAS, THE COURTS OF THE
  UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF
  TEXAS, AND APPELLATE COURTS FROM ANY THEREOF;

     (B)  CONSENTS THAT ANY SUCH ACTION OR PROCEEDING
  MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION
  THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY
  SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT
  SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN
  INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE
  SAME;

     (C)  AGREES THAT SERVICE OF PROCESS IN ANY SUCH
  ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY
  THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY
  SUBSTANTIALLY SIMILAR FORM AND MAIL), POSTAGE PREPAID, TO
  IT AT ITS ADDRESS SPECIFIED ON THE SIGNATURE PAGE HEREOF;
  AND

     (D)  AGREES THAT NOTHING HEREIN SHALL AFFECT THE
  RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER
  PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY
  OTHER JURISDICTION.

     26.  NO ORAL AGREEMENTS.  THIS WRITTEN AGREEMENT AND
          ------------------
  THE INSTRUMENTS AND DOCUMENTS EXECUTED IN CONNECTION
  HEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN THE
  PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
  CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE
  PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE
PARTIES.

     27.  Rights of Junior Creditor.  Notwithstanding the
          -------------------------
provisions of this Agreement, the Junior Creditor shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution to the Junior Creditor out of the proceeds of a future sale of equity securities or a future sale of debt securities subordinated to the Senior Claims to which the Senior Creditor has consented in writing unless the Junior Creditor shall have received at least one Business Day prior to the date of such payment written notice from the Senior Creditor of the facts that would cause the payment of any Junior Claims to violate the terms of this Agreement. In the absence of such a notice, the Junior Creditor shall be entitled to assume that such payment is permitted. Nothing in this Agreement shall be construed to impair the rights of the Junior Creditor to exercise its rights under the Warrant Agreement dated March 5, 1998 between it and ARI or under the Warrant issued pursuant to the terms thereof.


              [SIGNATURES BEGIN ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this agreement effective as of the date first above-written.



TECO OIL & GAS, INC.               DNB ENERGY ASSETS, INC.


By:  s/ Joseph L. Pritchett, III   By: /s/ William V. Moyer
   -----------------------------      --------------------------
Name:  Joseph L. Pritchell, III    Name:  William V. Moyer
Title:   Vice President and        Title:  First Vice President
          General Manager



                                   By: /s/ Morten Kreutz
                                      --------------------------
                                   Name:  Morten Kreutz
                                   Title:  Vice President


Address:                           Address:
    702 North Franklin Street           Three Allen Center
    Tampa, Florida 33602                333 Clay Street
    Attn: Royston K. Eustace            Houston, Texas 77002
    Telephone: (813) 228-4323           Attn: William V. Moyer
    Fax: (813) 228-4811                 Telephone:
                                        Fax: (713) 757-1167


AMERICAN RESOURCES OF              AMERICAN RESOURCES OFFSHORE,
DELAWARE, INC.                     INC.


By: /s/ David J. Stetson           By: /s/ David J. Stetson
   ---------------------------        ---------------------------
Name:  David J. Stetson            Name:  David J. Stetson
Title:   Assistant Secretary       Title:  Secretary

Address:                           Address:
    160 Morgan Street                   3850 North Causeway Blvd.
    P.O. Box 87                         Suite 1145
    Versailles, Kentucky  40383         Metairie, Louisiana 70002
    Attn: David J. Stetson              Attn: William Gray
    Telephone: (606) 873-5455           Telephone: (504) 830-7638
    Fax: (606) 873-4689                 Fax:  (504) 831-1528


SOUTHERN GAS CO. OF DELAWARE, INC.


By:  /s/ David J. Stetson
   -----------------------------
Name:  David J. Stetson
Title:   General Counsel

Address:
    160 Morgan Street
    P.O. Box 87
    Versailles, Kentucky  40383
    Attn: David J. Stetson
    Telephone: (606) 873-5455
    Fax: (606) 873-4689